DIREXION DAILY BASIC MATERIALS BULL 3X SHARES (MATL)

A SERIES OF THE DIREXION SHARES ETF TRUST

Supplement dated September 25, 2015

to the Summary Prospectus dated February 27, 2015 and to the

Prospectus and Statement of Additional Information (“SAI”)

each dated February 27, 2015, as last supplemented September 2, 2015

Shares of the Direxion Daily Basic Materials Bull 3X Shares (the “Fund”), will cease trading on the NYSE Arca, Inc. (“NYSE”) and will be closed to purchase by investors as of the close of regular trading on the NYSE on October 20, 2015 (the “Closing Date”). The Fund will not accept purchases after the Closing Date.

Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from October 21, 2015, through October 27, 2015 (the “Liquidation Date”), shareholders only may be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio. This process will result in the Fund increasing its cash holdings and, as a consequence, not tracking its underlying index, which may not be consistent with the Fund’s investment objective and strategy.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged their shares. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

Rafferty Asset Management, LLC (“Rafferty”), the Fund’s investment adviser, informed the Board of Trustees (the “Board”) of the Direxion Shares ETF Trust of its view that the Fund could not continue to conduct its business and operations in an economically efficient manner over the long term due to the Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering its ability to operate efficiently, and recommended the Fund’s closure and liquidation to the Board. The Board determined, after considering Rafferty’s recommendation, that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund as described above.

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For more information, please contact the Fund at (866) 476-7523.

Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.